UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2014

Shire plc
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(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
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(State or other jurisdiction of incorporation)

0-29630                                                  98-0601486
(Commission File Number)                (IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin
24, Republic of Ireland
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(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code               +353 1 429 7700
_________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On January 16, 2014, Shire US Holdings, Inc. (the “Parent”), a Delaware corporation and wholly owned indirect subsidiary of Shire plc (the “Company”), and Shire Regenerative Medicine, Inc. (“SRM”), a Delaware corporation and wholly owned direct subsidiary of Parent, entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Organogenesis Inc. (the “Purchaser” or “Organogenesis”), a Delaware corporation, pursuant to which, on January 16, 2014, SRM sold and transferred to the Purchaser certain of the assets (the “Transferred Assets”) relating to the manufacturing, marketing, sale and distribution of SRM’s DERMAGRAFT® product (the “Business”), and the Purchaser assumed certain of the liabilities relating to the Business. SRM will receive no upfront payment from the Purchaser but is entitled to receive total milestone payments of up to $300 million in cash if the Purchaser meets certain annual net sales targets during the five consecutive calendar years ending with the calendar year ending December 31, 2018.  The Asset Purchase Agreement contains representations, warranties, covenants and indemnification obligations of the parties customary for transactions of this type.

The Transferred Assets include intellectual property relating to DERMAGRAFT, including patents, trademarks and know-how, regulatory filings and registrations relating to DERMAGRAFT, certain manufacturing plant, equipment and materials relating to the Business, and DERMAGRAFT product inventory and accounts receivable. SRM is generally retaining liabilities incurred prior to the date of the Asset Purchase Agreement relating to the DERMAGRAFT business, including the previously disclosed investigation by the U.S. Department of Justice relating to the sales and marketing practices of SRM’s predecessor, Advanced Biohealing, Inc. (“ABH”).

The foregoing description of the Asset Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Asset Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Asset Purchase Agreement is attached as an exhibit to this Current Report on Form 8-K to provide investors and the Company’s stockholders with information regarding the terms of the Asset Purchase Agreement and is not intended to modify or supplement any factual disclosures about the Company, Parent, SRM, the Purchaser or their affiliates.  The representations, warranties and covenants contained in the Asset Purchase Agreement were made only for the purposes of the Asset Purchase Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Asset Purchase Agreement and may not have been intended to be statements of fact, but rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Asset Purchase Agreement.  In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Asset Purchase Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by the Company’s stockholders.  In reviewing the representations, warranties and covenants contained in the Asset Purchase Agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions were not intended by the parties to the Asset Purchase Agreement to be characterizations of the actual state of facts or conditions of the Company, Parent, SRM, the Purchaser or their affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.  For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that the Company publicly files with the U.S. Securities and Exchange Commission (“SEC”).  The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.

A copy of the press release of the Company announcing the divestiture is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet as of September 30, 2013 and unaudited pro forma consolidated statements of income of the Company for the nine months ended September 30, 2013 and the years ended December 31, 2012 and December 31, 2011, including the notes to the unaudited pro forma consolidated financial information are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements included in this communication that are not historical facts are forward-looking statements.  Forward-looking statements involve a number of risks and uncertainties and are subject to change at any time.  In the event such risks or uncertainties materialize, results could be materially adversely affected. The risks and uncertainties include, but are not limited to, the risk that SRM may not receive any milestone payments if the Purchaser fails to achieve the annual net sales targets set forth in the Asset Purchase Agreement, and other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

(d)  Exhibits.

2.1      Asset Purchase Agreement dated as of January 16, 2014 among Shire US Holdings, Inc., Shire Regenerative Medicine, Inc. and Organogenesis Inc.1

99.1    Press Release dated January 17, 2014

99.2    Unaudited pro forma consolidated financial information

1 Confidential treatment has been requested. Confidential material has been redacted and filed separately with the Securities and Exchange Commission.  The schedules to the Asset Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  Shire will furnish copies of such schedules to the SEC upon its request; provided, however, that Shire may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ Graham Hetherington
Name: Graham Hetherington
Title: Chief Financial Officer

Dated: January 22, 2014

EXHIBIT INDEX
Number	Description
2.1	Asset Purchase Agreement dated as of January 16, 2014 among Shire US Holdings, Inc., Shire Regenerative Medicine, Inc. and Organogenesis Inc.1
99.1	Press release dated January 17, 2014
99.2	Unaudited pro forma consolidated financial information

1 Confidential treatment has been requested. Confidential material has been redacted and filed separately with the Securities and Exchange Commission.  The schedules to the Asset Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  Shire will furnish copies of such schedules to the SEC upon its request; provided, however, that Shire may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.